SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 23, 2002 (October 22, 2002)
Date of Report (Date of Earliest Event Reported)

Gevity HR, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-22701	65-0735612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of Principal Executive Offices and Zip Code)

(941) 748-4540
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
Press Release dated October 23, 2002
Final Bound Proposal of AIG Risk Management, Inc.

Item 5.   Other Events

     On October 22, 2002, member insurance companies of American International Group, Inc. (“AIG”) agreed to provide workers’ compensation insurance for all of Gevity HR’s worksite employees effective January 1, 2003. The contract will be for a one-year term. Gevity HR’s existing contract with CNA Financial Corporation will remain in effect through December 31, 2002.

     Copies of the Company’s Press Release dated October 23, 2002 announcing the AIG proposal and a copy of the Final Bound Proposal of AIG Risk Management, Inc. to be the carrier of the 2003 Workers’ Compensation Program of Gevity HR, Inc. are attached as exhibits to this Current Report.

Item 7.  Exhibits

     (c)    Exhibits.

No.	Description

99.1	Press Release dated October 23, 2002.
99.2	Final Bound Proposal of AIG Risk Management, Inc. to be the carrier of the 2003 Workers’ Compensation Program of Gevity HR, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2002

GEVITY HR, INC.

By: Name: Title:	/s/ Gregory M. Nichols Gregory M. Nichols Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 23, 2002.
99.2	Final Bound Proposal of AIG Risk Management, Inc. to be the carrier of the 2003 Workers’ Compensation Program of Gevity HR, Inc.